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                                                                    EXHIBIT 21.1
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                        IFCO SYSTEMS N.V. SUBSIDIARIES
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                SUBSIDIARY                                  JURISDICTION
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Acme Barrel Company, Inc.                                     Illinois
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Atlas Container Company, Inc.                                 Delaware
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Bay Area Pallet Company                                       California
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Black River Forest Products, Inc.                             Wisconsin
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Charlotte Steel Drum Corporation                              Delaware
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Consolidated Container Corporation                            Minnesota
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Container Resources Corporation                               Minnesota
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Container Services Company NW, Inc., f/k/a                    Delaware
Container Services Company NW Acquisition, Inc.
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Container Services Company SW, Inc., f/k/a                    Delaware
Container Services Company SW Acquisition, Inc.
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Drum Service Co. of Florida                                   Florida
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Duckert Pallet Co., Inc.                                      Wisconsin
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Environmental Recyclers of Colorado, Inc.                     Colorado
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GELOG AG                                                      Switzerland
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GISO Verwaltungsgesellschaft mbH & Co. Behalterleasing KG     Germany
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Gilbert Lumber Incorporated                                   Ohio
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IFCO Argentina S.A.                                           Argentina
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IFCO do Brasil Embalgens Ltda.                                Brasil
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IFCO Contenedores S.A.                                        Spain
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IFCO Europe Beteiligungs GmbH                                 Germany
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IFCO Finance Consulting GmbH                                  Germany
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IFCO France s.a.s.                                            France
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IFCO International Food Container Organisation Ges.mbH        Austria
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IFCO International Food Container Organisation GmbH           Germany
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                SUBSIDIARY                                  JURISDICTION
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IFCO Italia S.r.l.                                            Italy
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IFCO Japan Inc.                                               Japan
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IFCO Logistic Services GmbH                                   Germany
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IFCO Schweiz AG                                               Switzerland
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IFCO Skandinavien A/S                                         Denmark
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IFCO Systems Logistik GmbH                                    Germany
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IFCO U.S., L.L.C.                                             Delaware
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IFCO UK Ltd.                                                  United Kingdom
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IFCO Uruguay s.a.                                             Uruguay
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Interstate Pallet Co., Inc.                                   Virginia
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Isaacson Lumber Company                                       Maine
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MTP GmbH & Co. KG                                             Germany
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MTP GmbH                                                      Germany
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MTS Okologistik Verwaltungs GmbH                              Germany
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MTS Okologistik GmbH                                          Germany
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McCook Drum & Barrel Co., Inc.                                Illinois
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NLD, Inc.                                                     Delaware
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NLP Transport, Inc.                                           Delaware
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New London Pallet, Inc.                                       Wisconsin
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PalEx, Inc.                                                   Delaware
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PalEx Container Systems, Inc.                                 Delaware
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PalEx Iowa, Inc.                                              Delaware
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PalEx Kansas, Inc.                                            Delaware
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PalEx Texas Holdings, Inc.                                    Delaware
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PalEx-Texas, Inc. (General Partner of PalEx-Texas, L.P.)      Delaware
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PalEx-Texas, L.P.                                             Delaware
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Pallet Management Services, Inc.                              Delaware
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                SUBSIDIARY                                  JURISDICTION
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Pallet Outlet Company, Inc.                                   Delaware
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Ridge Pallets, Inc.                                           Florida
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SMG Corporation                                               Ontario
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Schoeller International Logistics                             Germany
Beteiligungsgesellschaft mbH
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Schoeller-U.S., Inc.                                          Delaware
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Sheffield Lumber and Pallet Company, Inc.                     North Carolina
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Shipshewana Pallet Co., Inc.                                  Indiana
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Silver Oak Acquisition Corp.                                  Delaware
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Sonoma Pacific Company                                        California
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Southern Pallet, Inc.                                         Delaware
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Southern Steel Drums, Inc.                                    Florida
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Valley Crating and Packaging, Inc.                            Delaware
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Western Container Limited Liability Company (a                Wyoming
Wyoming L.L.C. owned by Acme Barrel Company,
Inc. and Environmental Recyclers of Colorado, Inc.)
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